                                                                  EXHIBIT 10.1.6

                         REVOLVING LOAN PROMISSORY NOTE


                                  June 29, 2001


$100,000,000


FOR VALUE RECEIVED, the undersigned Companies (each a "COMPANY" and, collectively, the "COMPANIES"), promise, jointly and severally, to pay to the order of THE CIT GROUP/BUSINESS CREDIT, INC. (herein "CITBC"), as Agent for the Lenders under a certain Loan and Security Agreement dated November 22, 1999 between CITBC as Agent and Lender, other Lenders parties thereto and each Company, as amended from time to time (herein the "AGREEMENT") at its office located at 1211 Avenue of the Americas, New York, New York 10036, or such other address as may be designated by the Agent, in lawful money of the United States of America and in immediately available funds, the principal amount of One Hundred Million and No/100 Dollars ($100,000,000), or such other principal amount advanced pursuant to Section 3, Paragraph 1 or Section 4 of the Agreement. The balance of such Revolving Loan will fluctuate as a result of the daily application of the proceeds of collections of the Accounts and the making of additional Revolving Loans as described in said Section 3 or Section 4 of the Agreement. The Revolving Loans may be borrowed, repaid and reborrowed by any Company, subject to the terms of the Agreement. A final payment in an amount equal to the outstanding aggregate balance of principal and interest remaining unpaid, if any, under this Revolving Loan Promissory Note as shown on the books and records of the Agent shall be due and payable upon any termination of the Agreement.

All capitalized terms used herein shall have the meaning provided therefor in the Agreement, unless otherwise defined herein.

The Companies further promise, jointly and severally, to pay interest at such office, in like money, on the unpaid principal amount owing hereunder from time to time from the date hereof on the dates and at the rates specified in Section 8, Paragraph 1 of the Agreement.

If any payment on this Revolving Loan Promissory Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

This Revolving Loan Promissory Note is a Revolving Loan Promissory Note referred to in the Agreement, and is subject to, and entitled to, all provisions and benefits thereof and is subject to optional and mandatory prepayment, in whole or in part, as provided therein.

The date and amount of the advance(s) made hereunder may be recorded on the schedule which is attached hereto and hereby made part of this Note or the separate ledgers maintained by the Agent, provided that any failure to record any such information on such schedule shall not in any manner affect the obligation of any Company to make payments of principal and interest in accordance with the terms of this Revolving Loan Promissory Note. The aggregate unpaid principal amount of all



                                                                 Promissory Note
advances made pursuant hereto may be set forth in the balance column on said schedule or such ledgers maintained by the Agent. All such advances, whether or not so recorded, shall be due as part of this Revolving Loan Promissory Note.

Each Company confirms that any amount received by or paid to the Agent in connection with the Agreement and/or any balances standing to its credit on any of its accounts on the Agent's books under the Agreement may in accordance with the terms of this Agreement be applied in reduction of this Revolving Loan Promissory Note, but no balance or amounts shall be deemed to effect payment in whole or in part of this Revolving Loan Promissory Note unless the Agent shall have actually charged such account or accounts for the purposes of such reduction or payment of this Revolving Loan Promissory Note.

Upon the occurrence and during the continuance of any one or more of the Events of Default specified in the Agreement or upon termination of this Agreement, all amounts then remaining unpaid on this Revolving Loan Promissory Note may become, or be declared to be, immediately due and payable as provided in the Agreement.

Each Company and the Guarantors, sureties and endorsers jointly and severally waive grace, demand, presentment for payment, notice of dishonor or default, notice of intent to accelerate, notice of acceleration, protest and diligence in collecting this Revolving Loan Promissory Note.

This Revolving Loan Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York and the applicable federal laws of the United States.



                                                                 Promissory Note

This Revolving Loan Promissory Note is given in amendment, replacement and substitution, but not extinguishment, of all amounts unpaid under that certain Revolving Loan Promissory Note dated May 8, 2001 payable by the Companies to the order of CITBC as Agent for the Lenders in the stated principal amount of $70,000,000.00.


                                                                           PATTERSON-UTI DRILLING COMPANY WEST LP, LLLP

COMPANIES:                                                                 By:  Patterson (GP2) LLC, its general partner

UTI DRILLING, L.P.                                                                 By:
UTI MANAGEMENT SERVICES, L.P.                                                         -------------------------
                                                                                   Name:
By: Utico Hard Rock Boring, Inc., the sole general partner of                           -----------------------
UTI Drilling, L.P. and UTI Management Services, L.P.                               Title:
                                                                                         ----------------------
         By:
            ------------------------                                       LONE STAR MUD LP, LLLP
         Name:  Jonathan D. Nelson
         Title:  Vice President                                            By:  Patterson (GP) LLC, its general partner

NORTON DRILLING, L.P.                                                              By:
                                                                                      -------------------------
By:  Norton GP, L.L.C., its sole general partner                                   Name:
      By:  Norton Drilling Services, Inc., as Sole Member                               -----------------------
      of Norton GP, L.L.C.                                                         Title:
                                                                                         ----------------------
         By:
            -------------------------                                      AMBAR DRILLING FLUIDS LP, LLLP
         Name:
              -----------------------                                      By:  Patterson (GP) LLC, its general partner
         Title:
               ----------------------                                              By:
                                                                                      -------------------------
UNIVERSAL WELL SERVICES, INC.                                                      Name:
SUITS DRILLING COMPANY                                                                  -----------------------
                                                                                   Title:
         By:                                                                             ----------------------
            -------------------------
         Name:  Jonathan D. Nelson
         Title:  Vice President of each of the foregoing
                 Companies

PATTERSON-UTI DRILLING COMPANY LP, LLLP

By:  Patterson (GP) LLC, its general partner

         By:
            -------------------------
         Name:
              -----------------------
         Title:
               ----------------------

PATTERSON-UTI DRILLING COMPANY SOUTH LP, LLLP
By:  Patterson (GP2) LLC., its general partner

         By:
            -------------------------
         Name:
              -----------------------
         Title:
               ----------------------



                                                                 Promissory Note

                                SCHEDULE TO GRID



     Date                 Loan                 Payment                Balance
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



                                                                 Promissory Note